Exhibit 10.32

Magnitude Information Systems, Inc.
1250 Route 28
Suite 309
Branchburg, New Jersey 08876

February 11, 2008

VIA HAND DELIVERY
Kiwibox Media, Inc.
330 West 38th Street
New York, New York 10018

Attention: Messrs. Lin Dai, Michael Howard and Ivan Tumanov

Gentlemen:

This shall serve as a "standstill agreement" between the parties with respect to a certain Agreement and Plan of Reorganization, dated February 19, 2007, and as amended by Amendments Nos.l through 5, (collectively, the "Agreement"). The parties agree to extend any and all rights, deadlines, obligations, requirements, payments and the like, as well as not to exercise any of their respective rights, under the terms and provisions of the Agreement during the period from today through 5:00 pm, Eastern Time on February 25, 2008.

Magnitude Information Systems, Inc.

By:	/s/ Edward L. Marney
Edward L. Marney, President

Agreed to and Accepted:

Kiwibox Media, Inc.

By:	/s/ Lin Dai
Lin Dai, President

/s/ Ivan Tumanov	/s/ Michael Howard	/s/ Lin Dai
Ivan Tumanov	Michael Howard	Lin Dai
Kiwibox Shareholder	Kiwibox Shareholder	Kiwibox Shareholder